UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CAREMAX, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CareMax

2023 Notice of Annual Meeting of Stockholders and Proxy Statement

CAREMAX, INC.

1000 NW 57 Court, Suite 400

Miami, FL 33126

Dear Fellow CareMax Stockholders:

2022 was a transformative year for CareMax as we achieved strong financial results while continuing to deliver on our mission of improving the lives of seniors through high-quality, compassionate care. Our acquisition of Steward Value-Based Care in November accelerated our efforts and provided us with immediate scale to further our goal of meaningfully improving how healthcare is delivered across the U.S.

Last year, we achieved financial success and growth, including a 179% increase in Medicare Advantage membership to 93,500 members. We also grew our revenue to $631 million, Adjusted EBITDA to $22 million, and opened 17 de novo centers, ending the year with 62 centers across four states. Additionally, the acquisition of Steward Value-Based Care expanded our MSO platform to 10 states with 245,000 lives in value-based care arrangements and approximately 2,000 primary care providers in our network. We have made progress integrating the acquired business and are excited about the opportunity ahead.

Since going public, we have made great strides in executing our strategic vision. Our success is a testament to the hard work and dedication of our executive team and medical professionals, who have played a vital role in driving our progress. We are proud of our achievements and remain committed to building on our momentum to bring health with heart to those who need it most.

Looking ahead, we see significant opportunity for CareMax to continue executing on our long-term vision. We have scaled our platform to drive substantial growth and expect to generate gains in profitability while increasing membership and revenue. We will continue to lead the transition to value-based care for seniors, creating a more sustainable healthcare system.

The Board and management team are proud to support our strong executive leadership team as we work to establish CareMax as an industry leader in value-based care. This proxy highlights our corporate governance policies and practices that foster the Board’s effective oversight of the Company’s business strategies and initiatives. We believe our diverse and experienced group of directors, including the nominees up for election this year, all have the right mix of expertise, insight, and skills to help drive our company forward.

On behalf of the Board, management and our valued employees, we thank you for your investment in CareMax, support of our vision and trust in our stewardship. We look forward to continuing our progress towards our goals in the coming year.

Sincerely,

Jose R. Rodriguez

Jose R. Rodriguez

Chairman of the Board of Directors

CAREMAX, INC.

1000 NW 57 Court, Suite 400

Miami, FL 33126

Dear CareMax, Inc. Stockholders:

You are cordially invited to attend the 2023 annual meeting of the stockholders of CareMax, Inc. (“CareMax” or the “Company”) at 8:00 a.m., Eastern time, on June 12, 2023, in virtual format (the “Annual Meeting”).

At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

1.	To elect to our Board of Directors four Class II directors for three-year terms,

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and

3.	To transact such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

We are providing this proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Annual Meeting and at any adjournments or postponements of the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this proxy statement carefully.

Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the Annual Meeting: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

On behalf of our Board of Directors and management, I thank you for your continued support.

Sincerely,

Carlos A. de Solo

Carlos A. de Solo

Director, President and Chief Executive Officer

April 28, 2023

The accompanying proxy statement is dated April 28, 2023, and is first being mailed to stockholders of the Company on or about April 28, 2023.

CAREMAX, INC.

1000 NW 57 Court, Suite 400

Miami, FL 33126

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF CAREMAX, INC.

To Be Held On June 12, 2023

To the Stockholders of CareMax, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of CareMax, Inc., a Delaware corporation (“CareMax” or the “Company”), will be held at 8:00 a.m., Eastern time, on June 12, 2023, in virtual format (the “Annual Meeting”). You are cordially invited to attend the Annual Meeting for the following purposes:

1.	To elect to our Board of Directors four Class II directors for three-year terms (Proposal No. 1);

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2); and

3.	To transact such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

Only CareMax stockholders of record at the close of business on April 17, 2023 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

We have elected to furnish proxy materials to our stockholders primarily over the Internet pursuant to the “notice and access” rules of the Securities and Exchange Commission. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources. On or about April 28, 2023, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2022 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet.

Your vote is very important. Whether or not you plan to attend our Annual Meeting, we encourage you to read our proxy materials and submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors,

Meredith Longsworth

Meredith Longsworth

Corporate Secretary

April 28, 2023

2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Annual Meeting. The following questions and answers may not include all the information that is important to CareMax stockholders. CareMax urges stockholders to read carefully this entire proxy statement, including the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:

The Board of Directors (the “Board”) of CareMax is providing these proxy materials to you in connection with our Annual Meeting, which will take place via live audio webcast on June 12, 2023, at 8:00 a.m., Eastern time. As a stockholder, you are invited to attend the Annual Meeting and requested to vote on the items of business described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy over the Internet, by telephone, or by mail.

This proxy statement contains important information about the matters to be acted upon at the Annual Meeting. You should read this proxy statement carefully and in its entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a printed set of materials?

A:

We have decided to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. Information about how to access and review our proxy materials is included in the notice you received in the mail. The notice also explains how you may submit your vote over the Internet. You will not receive printed copies of our proxy materials unless you request them by following the instructions on the notice.

If you own shares of stock in more than one account-for example, in a joint account with your spouse and in your individual brokerage account-you may receive more than one notice. To vote all of your shares, please follow the instructions provided on each notice you receive.

Q:	What is being voted on?

A:	Below are the proposals on which CareMax stockholders are being asked to vote.

1.	To elect to our Board four Class II directors for three-year terms (Proposal No. 1); and

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2).

Additionally, stockholders are entitled to vote on such other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

We are not aware of any matters to be voted on by stockholders at the Annual Meeting other than those included in the proxy materials. If any matter is properly presented at the meeting, your executed proxy gives your proxy holder discretionary authority to vote your shares in accordance with their best judgment with respect to the matter.

Q:	What happens if I sell my shares of CareMax Class A Common Stock before the Annual Meeting?

A:

The Record Date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares of CareMax Class A Common Stock after the Record Date, but before the Annual Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Annual Meeting. If you transfer your shares of CareMax Class A Common Stock prior to the Record Date, you will have no right to vote those shares at the Annual Meeting.

2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

Q:	What vote is required to approve the proposals presented at the Annual Meeting?

A:

Proposal 1: Each director is elected by a plurality of the votes of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the four nominees who receive the largest number of votes cast “For” such nominees are elected as directors. You may vote “For” or “Withhold” authority to vote for each of the nominees. Any shares voted “Withhold” and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the outcome of the election.

Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the votes cast by holders of CareMax Class A Common Stock present in person (which would include presence at a virtual meeting) or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a CareMax stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Annual Meeting or the failure of a CareMax stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee (a “broker non-vote”) will, assuming a valid quorum is established, have no effect on the outcome of the vote on Proposal 2.

Q:	How many votes do I have?

A:

CareMax stockholders are entitled to one vote at the Annual Meeting for each share of CareMax Common Stock held of record as of the Record Date. As of the close of business on the Record Date, there were 111,373,752 outstanding shares of CareMax Class A Common Stock.

Q:	What constitutes a quorum?

A:

Holders of a majority in voting power of CareMax Class A Common Stock outstanding and entitled to vote at the Annual Meeting, present in person (which would include presence at a virtual meeting) or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting will have power to adjourn the Annual Meeting. As of the Record Date for the Annual Meeting, 55,686,877 shares of CareMax Class A Common Stock would be required to achieve a quorum.

Q:	How will CareMax’s directors, officers and certain other investors vote?

A:	It is expected that our directors and executive officers will vote in favor of the proposals to be voted on by CareMax stockholders at the Annual Meeting.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote my shares at the Annual Meeting?

A:

Shares of CareMax Class A Common Stock held directly in your name as the stockholder of record of such shares as of the close of business on April 17, 2023, the Record Date, may be voted electronically at the Annual Meeting. If you choose to attend the Annual Meeting, you will need to visit www.proxydocs.com/CMAX and enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following instructions available on the meeting website during the meeting. If you are a beneficial owner of shares of CareMax Class A Common Stock but not the stockholder of record of such shares, you will also need proof of stock ownership to be admitted in the Annual Meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. Please note that if your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you will not be permitted to vote electronically at the Annual Meeting unless you first obtain a legal proxy issued in your name from the record owner. To request a legal proxy, please contact your broker, bank or other nominee holder of record. It is suggested you do so in a timely manner to ensure receipt of your legal proxy prior to the Annual Meeting.

2

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

Q:	How do I vote my shares without attending the Annual Meeting?

A:

If you are a stockholder of record of shares of CareMax Class A Common Stock as of the Record Date, you can vote by proxy via the Internet, by telephone or by mail by following the instructions provided in the enclosed proxy card. Please note that if you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares, or otherwise follow the instructions provided by your bank, brokerage firm or other nominee.

Q:	What will happen if I abstain from voting or fail to vote at the Annual Meeting?

A:

A properly executed proxy marked “ABSTAIN” with respect to a particular proposal will count as present for purposes of determining whether a quorum is present. The failure to vote in person (which would include presence at a virtual meeting) or by proxy, abstentions and broker non-votes will have no effect on the outcomes of any of the proposals.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	If you are a stockholder of record, your shares will be voted in accordance with the recommendations of our Board.

•

If you are a beneficial owner and you do not provide instructions to your bank, brokerage firm, or other nominee holding your shares, the organization that holds such shares on your behalf will be entitled to vote those shares on matters that are “routine” in nature. Proposal 2 (ratification of independent registered public accounting firm) is the only proposal to be acted on at the Annual Meeting that would be considered “routine.” A bank, brokerage firm, or other nominee is not entitled to vote shares it holds for a beneficial owner on any proposals that are “non-routine” and the absence of a vote on those matters will be considered “broker non-votes.”

Q:	How can I attend the Annual Meeting?

A:

You may attend the Annual Meeting and vote your shares in person online during the Annual Meeting via live webcast by visiting www.proxydocs.com/CMAX. As a registered stockholder, you received a proxy card from the transfer agent, which contains instructions on how to attend the Annual Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Annual Meeting. Please note that you will not be able to physically attend the Annual Meeting in person, but may attend the Annual Meeting in person online by following the instructions below.

You can pre-register to attend the Annual Meeting in person online starting April 28, 2023. Enter the URL address into your browser, and enter your 12-digit meeting control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Annual Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the Annual Meeting. CareMax recommends that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting starts.

If your shares are held in “street name,” you may use the control number given by your bank, broker or other nominee to register in advance to attend at www.proxydocs.com/CMAX. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you to attend the meeting and submit questions during the meeting. Please allow up to 72 hours prior to the Annual Meeting for processing your 12-digit meeting control number.

If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

Q:	If I am not going to attend the Annual Meeting, should I return my proxy card instead?

A:

Yes. Whether you plan to attend the Annual Meeting or not, please read this entire proxy statement carefully, and vote your shares by one of the following methods: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to “non-routine” matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. CareMax believes Proposal 1 (election of directors) presented to the stockholders will be considered “non-routine” and therefore your broker, bank, or nominee cannot vote your shares without your instruction with respect to such proposals. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares with respect to such proposals; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the Annual Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. If you are a stockholder of record of CareMax Class A Common Stock as of the close of business on the Record Date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways:

•	submit a new proxy card bearing a later date;

•	give written notice of your revocation to CareMax’s Corporate Secretary, which notice must be received by CareMax’s Corporate Secretary prior to the vote at the Annual Meeting; or

•

vote electronically at the Annual Meeting by visiting and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Annual Meeting will not alone serve to revoke your proxy.

If your shares are held in “street name” by your broker, bank or another nominee as of the close of business on the Record Date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:

The Company will pay the cost of soliciting proxies for the Annual Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of CareMax Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of CareMax Class A Common Stock and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

4

SECURITY OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our Class A Common Stock as of April 17, 2023 by:

•	each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A Common Stock;

•	each of our executive officers, directors and director nominees; and

•	all executive officers and directors of the Company as a group.

The beneficial ownership percentages set forth in the table below are based on 111,373,752 shares of Class A Common Stock issued and outstanding as of April 17, 2023, plus, with respect to each beneficial owner, the number of shares of our Class A Common Stock such person had the right to acquire within 60 days of April 17, 2023. Beneficial ownership for the purposes of the following table is determined according to the rules and regulations of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In accordance with Rule 13d-3 under the Exchange Act, any securities which are subject to options, warrants, rights or conversion privileges exercisable or convertible into shares of Class A Common Stock within 60 days are deemed to be outstanding solely for the purpose of computing the percentage of outstanding Class A Common Stock owned by the beneficial owner of such securities but shall not be deemed to be outstanding for the purpose of computing the percentage of Class A Common Stock owned by any other person. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock
Directors and Executive Officers:
Beatriz Assapimonwait(2)	31,687	*
Kevin Berg	—	—
Bryan Cho(3)	4,039,687	3.6%
Alberto de Solo(4)	2,949,845	2.6%
Carlos A. de Solo(5)	6,526,712	5.9%
Dr. Ralph de la Torre(6)	17,370,223	15.6%
Dr. Vincent Omachonu(7)	29,687	*
Ryan O’Quinn	—	—
Jose R. Rodriguez(8)	41,381	*
Hon. Dr. David J. Shulkin(9)	59,085	*
Kevin Wirges(10)	185,078	*
All directors and executive officers as a group (11 individuals)	31,233,391	28%

Five Percent Holders:
Entities affiliated with Deerfield Management Company, L.P., including Deerfield Partners, L.P. and DFHTA Sponsor LLC(11)	18,691,423	16.8%

2023 PROXY STATEMENT

SECURITY OWNERSHIP INFORMATION

Name of Beneficial Owners(1)	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock
O.M. Investment Group, Inc.(12)	6,400,926	5.7%
Entities affiliated with Eminence Capital, LP(13)	10,462,311	9.4%

*	Less than one percent
(1)	Unless otherwise indicated, the business address of each of the individuals and entities is 1000 NW 57 Court, Suite 400, Miami, FL 33126.
(2)

Represents (i) 15,500 shares of Class A Common Stock held directly by Ms. Assapimonwait and (ii) 16,187 shares of Class A Common Stock underlying restricted stock units (“RSUs”) that have vested but have not been settled for shares of Class A Common Stock.

(3)

Represents (i) 500,000 Advisor Shares (as defined in Certain Relationships and Related Party Transactions below) held by the Advisor (as defined in Certain Relationships and Related Party Transactions below), (ii) 2,000,000 Series A Warrant Shares (as defined in Certain Relationships and Related Party Transactions below) underlying an equal number of Series A Warrants (as defined in Certain Relationships and Related Party Transactions below) held by the Advisor, (iii) 1,500,000 Series B Warrant Shares (as defined in Certain Relationships and Related Party Transactions below) underlying an equal number of vested Series B Warrants (as defined in Certain Relationships and Related Party Transactions below) held by the Advisor, (iv) 23,500 shares of Class A Common Stock held directly by Mr. Cho and (v) 16,187 shares of Class A Common Stock underlying RSUs that have vested but have not been settled for shares of Class A Common Stock. Excludes 4,500,000 Series B Warrant Shares underlying an equal number of unvested Series B Warrants. As of April 17, 2023, the Advisor did not have the right to acquire such Series B Warrant Shares within 60 days of such date.

(4)

Represents (i) 2,894,429 shares of Class A Common Stock held indirectly by Alberto de Solo, his spouse and a family trust through an investment vehicle, C.G.D. Investment Group, (ii) 6,300 shares of Class A Common Stock held directly by Alberto de Solo, (iii) 15,108 shares of Class A Common Stock underlying RSUs that have vested but have not been settled for shares of Class A Common Stock, (iv) 6,300 shares of Class A Common Stock that may be acquired pursuant to RSUs within 60 days after April 17, 2023 and (v) 27,708 shares of Class A Common Stock that may be acquired pursuant to the exercise of stock options within 60 days after April 17, 2023.

(5)

Represents (i) 6,400,926 shares of Class A Common Stock held indirectly by Carlos de Solo, his spouse and family trusts through an investment vehicle, O.M. Investment Group, Inc. (“O.M.”), (ii) 14,300 shares of Class A Common Stock held directly by Carlos de Solo, (iii) 34,293 shares of Class A Common Stock underlying RSUs that have vested but have not been settled for shares of Class A Common Stock,(iv) 14,300 shares of Class A Common Stock that may be acquired pursuant to RSUs within 60 days after April 17, 2023 and (v) 62,893 shares of Class A Common Stock that may be acquired pursuant to the exercise of stock options within 60 days after April 17, 2023.

(6)

Represents 17,370,223 shares of Class A Common Stock held indirectly by Dr. Ralph de la Torre as the sole member manager of Santa Clara Holdings LLC, which is the sole member manager of RDLT – SHCI Investor LLC, and in such capacity has the right to vote and dispose of the securities held by RDLT – SHCI Investor LLC.

(7)

Represents (i) 13,500 shares of Class A Common Stock directly held by Dr. Omachonu and (ii) 16,187 shares of Class A Common Stock underlying RSUs that have vested but have not been settled for shares of Class A Common Stock.

(8)

Represents (i) 18,000 shares of Class A Common Stock held directly by Jose R. Rodriguez and (ii) 23,381 shares of Class A Common Stock underlying RSUs that have vested but have not been settled for shares of Class A Common Stock.

(9)

Represents (i) 40,500 shares of Class A Common Stock directly held by Dr. Shulkin and (iii) 18,585 shares of Class A Common Stock underlying RSUs that have vested but have not been settled for shares of Class A Common Stock.

(10)

Represents (i) 150,514 shares of Class A Common Stock held directly by Mr. Wirges, (ii) 10,632 shares of Class A Common Stock underlying RSUs that have vested but have not been settled for shares of Class A Common Stock, (iii) 4,433 shares of Class A Common Stock that may be acquired pursuant to RSUs within 60 days after April 17, 2023, and (iv) 19,499 shares of Class A Common Stock that may be acquired pursuant to the exercise of stock options within 60 days after April 17, 2023.

(11)

Based solely on a Schedule 13D/A filed on March 13, 2023. Represents (i) 15,811,090 shares of Class A Common Stock held directly by Deerfield Partners; (ii) 2,830,333 shares of Class A Common Stock underlying an equal number of warrants held directly by Deerfield Partners; and (iii) 50,000 shares of Class A Common Stock held directly by Steven Hochberg, an operating partner in Deerfield Management Company, L.P. (“Deerfield Management”), a Delaware series limited partnership (Series C) for the benefit, and at the direction, of Deerfield Management. The address of all entities affiliated with Deerfield Management is 345 Park Avenue South, 12th Floor, New York, New York 10010.

(12)	Represents shares of Class A Common Stock held indirectly by Carlos de Solo, his spouse and family trusts through O.M.
(13)

Based solely on a Schedule 13G/A filed on February 14, 2023. Represents shares owned of record by various investment funds and separately managed accounts for which Eminence Capital, LP (“Eminence Capital”) serves as the management company or investment adviser. Ricky C. Sandler is the Chief Executive Officer of Eminence Capital. Mr. Sandler and Eminence Capital may be deemed to have shared voting and dispositive power over the shares owned of record by such investment funds and separately managed accounts. Each of Mr. Sandler and Eminence Capital expressly disclaims beneficial ownership of such securities. The principal business address of Eminence Capital and its affiliates is 399 Park Avenue, 25th Floor, New York, New York 10022.

6

SECURITY OWNERSHIP INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and Nasdaq. Such executive officers, directors and stockholders also are required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company’s directors and executive officers that no other reports were required, except as set forth below, the Company believes that its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2022.

During the year ended December 31, 2022, Mr. Kevin Wirges filed one late Form 4 relating to the acquisition of 25,629 shares of Class A Common Stock on September 14, 2021, which shares were earnout shares issued in connection with the Business Combination.

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The Board of Directors

The following table sets forth certain information, including ages as of April 17, 2023, of the members of the Board and director nominees.

Name	Age	Position(s)
Carlos A. de Solo	44	Class III Director; Chief Executive Officer
Beatriz Assapimonwait	60	Class II Director
Kevin Berg	52	Class I Director
Bryan Cho	49	Class III Director
Ralph de la Torre, M.D.	56	Class II Director
Dr. Vincent Omachonu	69	Class I Director
Ryan O’Quinn	47	Class I Director
Jose R. Rodriguez	64	Class II Director; Chairman of the Board of Directors
Hon. David J. Shulkin, M.D.	63	Class II Director

The following is a brief biography of each of our directors.

Carlos A. de Solo, has served as our President and Chief Executive Officer, and as a director, since June 8, 2021. Mr. de Solo was a co-founder and the President and Chief Executive Officer of CareMax Medical Group, L.L.C. (“CMG”), and served in those capacities from May 2011 until June 8, 2021. Mr. de Solo has more than 10 years of experience in the healthcare industry. Prior to co-founding CareMax, Mr. de Solo served as Chief Operating Officer and partner of Solera Health Systems, LLC a startup managed healthcare company. Mr. de Solo received a B.B.A. in Accounting and Finance from Florida International University. We believe Mr. de Solo’s experience as co-founder, President and Chief Executive Officer of CMG makes him well qualified to serve as a member of the Board.

Beatriz Assapimonwait, has served as an independent director on the Board since September 14, 2021. She has over 39 years of experience in the managed health care industry. Ms. Assapimonwait was, until August 2021, Regional President for the South Florida region at Humana Inc. (NYSE:HUM), one of the largest private insurance health insurers in the U.S. with a focus on administering Medicare Advantage plans. In her role at Humana Inc., Ms. Assapimonwait was responsible for developing market strategies and leading all market operations for all Medicare lines of business, including HMOs and PPOs for the South Florida region. Prior to her role at Humana, she served as CEO of Family Physicians of Winter Park, Inc., until its acquisition by Humana Inc., where from December 2016 to July 2019, she led the strategic and operational efforts of a global risk MSO with 22 primary clinics in the Central Florida Region. Additionally, she served as the Vice President of Medicare Advantage Prescription Drug Plans at Aetna, Inc. from November 2014 to November 2016; Chief Operations Officer at Innovacare Health, from January 2014 to October 2014; Founder and President of Seven Stars Quality Healthcare, from July 2013 to December 2013; and Regional President for the North Florida region at Humana Inc., from January 2009 to June 2013. Ms. Assapimonwait serves on the Board of MSP Recovery, Inc. (NASDAQ: MSPR). Ms. Assapimonwait earned her Bachelor of Arts degree from Florida International University in 1983, and is certified in Healthcare Compliance by the Health Care Compliance Association and in HIPAA Compliance from Kennesaw State University. She has won several awards and commendations, including being a Stevie Award Finalist of the American Business Awards for Best Customer Service Organization in 2004 and appointed Preceptor and Clinical Adjunct Faculty for the Healthcare Administration Program in 1997 at the University of Houston-Clear Lake. We believe Ms. Assapimonwait’s experience in the managed health care industry makes her well qualified to serve as a member of the Board.

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Kevin Berg, has served as an independent director on the Board since November 2, 2022. Mr. Berg has served as a Senior Advisor on the Healthcare Services team at Deerfield Management, an investment firm dedicated to advancing healthcare through information, investment and philanthropy, since January 2020. He was previously a partner with Deerfield Management from February 2005 to December 2019. Mr. Berg provides Deerfield extensive research and analysis on individual companies operating in the healthcare industry. Prior to joining Deerfield in 2005, Mr. Berg was a Director in the Equity Research Department at Credit Suisse First Boston, where he covered companies in the healthcare services sector. Mr. Berg also served as a Managing Director in the Equity Research Department at First Albany, where he focused on healthcare services stocks. Mr. Berg began his career in healthcare research at Oscar Gruss. Mr. Berg holds a B.A. in Economics from Washington University, a J.D. from the UCLA School of Law, he is a member of State of New York Bar (retired) and is a CFA charterholder. We believe Mr. Berg’s expertise in the healthcare services sector makes him well qualified to serve as a member of the Board.

Bryan Cho, has served as an independent director of the Board since July 13, 2021. He is Executive Vice President of The Related Companies, L.P. (“Related”) and a senior partner of the firm’s New York and California development divisions, as well as president of Related’s Senior Living business which currently has close to $2.5 billion in properties under development. Since joining Related in 2000, Bryan has led over $10.0 billion of development ventures creating close to 6,000 new multi-family residences (including over 1,000 units of new construction affordable housing) and over 6.0 million square feet of commercial and institutional non-profit space across the New York City, Los Angeles, and San Francisco metropolitan areas. He is a member of the board of trustees of The Buckley School in New York City, The Stony Brook School, in Stony Brook, New York, as well as a member of the board of directors of homeless services non-profit The Bowery Mission in New York City where he serves as Chair of the Mission’s Real Estate Committee. We believe Mr. Cho’s expertise in real estate, specifically the development of facilities for Medicare eligible populations, makes him well qualified to serve as a member of the Board.

Ralph de la Torre, M.D., has served as a director of the Board since November 17, 2022. Dr. de la Torre has served as the founding Chairman, Chief Executive Officer of Steward Health Care System since 2010. Previously, Dr. de la Torre was CEO of Caritas Christi Health Care, where he led the transformation of a six-hospital system and developed the business model for Steward, which was subsequently invested in by Cerberus Capital Management. Steward’s model of an integrated, value-based model, subsequently termed an ACO, has given Steward more than a decade of managing risk-based contracts. He was founder and CEO of the Cardiovascular Institute at Beth Israel Deaconess Medical Center and of Cardiovascular Management Associates, one of the nation’s first totally integrated systems for treating cardiac patients. At the same time, Dr. de la Torre was Chief of Cardiac Surgery at BIDMC and of Harvard Medical Faculty Physician at BIDMC where he was recognized as one of the top cardiac surgeons in the nation. He has founded several health care-related businesses and has numerous issued or pending patents. Dr. de la Torre received his B.S.E. from Duke University in 1988, and his M.D. and M.S. from a joint program between Harvard Medical School and MIT in 1992. We believe Mr. de la Torre’s experience in the healthcare industry makes him well qualified to serve as a member of the Board.

Dr. Vincent Omachonu, has served as an independent director on the Board since June 8, 2021. Dr. Omachonu is the Chair of the Department of Industrial and Systems Engineering at the University of Miami College of Engineering. Dr. Omachonu is an award-winning expert and author in the field of healthcare quality management and patient experience. His most recent book is titled, Healthcare Value Proposition. He has published several peer-reviewed papers in Technical and professional journals, including Health Services Research, Journal of Population Health, and European Journal of Operational Research. Dr. Omachonu has written extensively about technology and innovation in the services sector. He is a Master Black Belt in Lean Six Sigma Quality Methodology. He earned his bachelor’s and master’s degrees in industrial engineering from the University of Miami, a master’s degree in operations research from Columbia University, and his PhD in industrial engineering from New York University Tandon School of Engineering. We believe Dr. Omachonu’s expertise in healthcare quality management makes him well qualified to serve as a member of the Board.

Ryan O’Quinn, has served as an independent director on the Board since November 2, 2022. Mr. O’Quinn has served as the President, Chief Legal Officer and Director of Loyal Source Worldwide, Inc., an organization that provides government healthcare, technical and support services, engineering, and travel healthcare services to both private enterprises and government agencies since July 2022. Mr. O’Quinn is an experienced trial attorney who previously investigated and defended allegations of corporate misconduct, including inadequate corporate disclosure, securities sales and marketing violations, breach of fiduciary duty and fraud-related claims. From August 2016 to July 2022, Mr. O’Quinn was a partner of DLA Piper LLP (US), and from April 2011 to August 2016 he was a partner of O’Quinn, Stumphauzer & Sloman, a full-service litigation

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firm. Prior to working in private practice, Mr. O’Quinn served as Senior Counsel to the United States Securities and Exchange Commission in the Enforcement Division and as Assistant United States Attorney for the Southern District of Florida in the Economic and Environmental Crimes Section. Prior to government service, Mr. O’Quinn advised public issuers and institutional buyers engaged in merger and acquisition transactions. Mr. O’Quinn received his A.B. from Princeton University, and his J.D. from the Washington and Lee University School of Law. We believe Mr. O’Quinn’s private practice and government expertise in public corporate disclosure makes him well qualified to serve as a member of the Board.

Jose R. Rodriguez, has served as an independent director on the Board since June 8, 2021. Prior to his retirement from KPMG LLP (“KPMG”) in March 2021, Mr. Rodriguez was a senior audit partner. During his career at KPMG he held various leadership positions, which included serving on its board of directors and as lead director; chief operating officer of KPMG International’s global audit practice; office managing partner; leader of its Audit Committee Institute; east region professional practice partner and most recently ombudsman. As an audit partner, Mr. Rodriguez had extensive experience with large multinational companies and mid-sized private and publicly held companies, with primary emphasis on industrial manufacturing; consumer markets (retail, automotive, and distribution concerns); pharmaceuticals; healthcare; and mergers and acquisitions. Additionally, Mr. Rodriguez is National Association of Corporate Director (NACD) Directorship Certified and has been included in the NACD’s D-100 list, which recognizes the most influential people in and around the boardroom. Mr. Rodriguez serves on the board of trustees of Marymount University; board of directors of Latino Corporate Directors Association (Vice Chair), SECU Family House, the North Carolina Association of CPAs (Chair), the Dean’s Advisory Council at the University of Miami Herbert School of Business (Chair) and the Business School Advisory Board at Wake Forest University. He is a certified public accountant (licensed in FL, NC and NY). Mr. Rodriguez is currently on the board of directors of Primoris Services Corporation (NASDAQ: PRIM) and Popular, Inc. (NASDAQ: BPOP). Mr. Rodriguez received a B.B.A. with a major in accounting from the University of Miami. We believe that Mr. Rodriguez’s in-depth knowledge and understanding of generally accepted accounting principles, his experience in auditing and SEC reporting, mergers and acquisitions, understanding of the responsibilities and functions of audit committees and experience in corporate governance makes him well qualified to serve as a member of the Board.

Hon. David J. Shulkin, M.D., has served as an independent director on the Board since July 16, 2020. Since 2018, Dr. Shulkin has served as the President of Shulkin Solutions, LLC, which works with healthcare organizations and companies to foster innovation and improve well-being for patients. Previously, Dr. Shulkin served as the ninth United States Secretary of Veterans Affairs from February 2017 to April 2018 and the Under Secretary of Veterans Affairs for Health from July 2015 to February 2017. Prior to coming to such appointments, Dr. Shulkin was a healthcare executive, having served as chief executive of leading hospitals and health systems including Beth Israel in New York City and Morristown Medical Center in Northern New Jersey. Dr. Shulkin has also held numerous physician leadership roles including the Chief Medical Officer of the University of Pennsylvania Health System, the Hospital of the University of Pennsylvania, Temple University Hospital, and the Medical College of Pennsylvania Hospital. Dr. Shulkin has held academic positions including the Chairman of Medicine and Vice Dean at Drexel University School of Medicine. As an entrepreneur, Dr. Shulkin founded and served as the Chairman and CEO of DoctorQuality, one of the first consumer-orientated sources of information for quality and safety in healthcare. Dr. Shulkin serves on the boards of Cactus Acquisition Corp. 1 Ltd. (NASDAQ: CCTS) and Orasure Technologies, Inc. (NASDAQ: OSUR). He has also previously served on boards of managed care companies, technology companies, and health care organizations. Dr. Shulkin was the 2018 University of Pennsylvania Leonard Davis Institute Distinguished Health Policy Fellow. He is board-certified internist. He received his medical degree from the Medical College of Pennsylvania, his internship at Yale University School of Medicine, and a residency and Fellowship in General Medicine at the University of Pittsburgh Presbyterian Medical Center. He received advanced training in outcomes research and economics as a Robert Wood Johnson Foundation Clinical Scholar at the University of Pennsylvania. We believe that Dr. Shulkin’s significant management experience in the healthcare and technology industries makes him well qualified to serve as a member of the Board.

Director Independence

Nasdaq listing standards require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that each of Drs. Omachonu and Shulkin, Ms. Assapimonwait and Messrs. Rodriguez, Cho, Berg and O’Quinn is an “independent director” under the Nasdaq listing standards.

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Board Diversity Matrix (as of April 17, 2023)

The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f). Each term used in the table has the meaning given to it in the rule and related instructions.

Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	8
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian		1
Hispanic or Latinx	1	3
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities	1	1
LGBTQ+
Persons with Disabilities
Did Not Disclose Demographic Background

Committees of the Board of Directors

The standing committees of the Board currently include an audit committee, a compensation committee, a nominating and corporate governance committee, a compliance committee and an operations and strategy committee. Each of the committees will report to the Board as they deem appropriate and as the Board may request. The initial composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The principal functions of the audit committee include, among other things:

•	the appointment, compensation, retention, replacement and oversight of the work of the independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

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•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board (“FASB”), the SEC or other regulatory authorities.

The audit committee consists of Messrs. Berg and Rodriguez and Dr. Shulkin, with Mr. Rodriguez serving as the chair of the audit committee. The Board has determined that each of Messrs. Berg and Rodriguez and Dr. Shulkin qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to audit committee membership. We also believe that Mr. Rodriguez qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K. The Board has adopted a written charter for the audit committee, which is available free of charge on our corporate website (www.caremax.com). The information on our website is not part of this proxy statement.

Compensation Committee

The principal functions of the compensation committee include, among other things:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of all of our other executive officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans; assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee consists of Drs. Omachonu and Dr. Shulkin, and Messrs. Berg and Cho, with Dr. Shulkin serving as the chair of the compensation committee. The Board has determined that each of Dr. Shulkin, Ms. Assapimonwait and Messrs. Berg, Cho and Rodriguez qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to compensation committee membership. The Board has adopted a written charter for the compensation committee, which is available free of charge on our corporate website (www.caremax.com). The information on our website is not part of this proxy statement.

Nominating and Corporate Governance Committee

The principal functions of the nominating and corporate governance committee include, among other things:

•	identifying and screening individuals qualified to become Board members;

•	selecting, or recommending to the Board, director nominees for each election of directors;

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors;

•	developing and recommending to the Board criteria for selecting qualified director candidates;

•	considering committee member qualifications, appointment and removal;

•	overseeing our corporate governance policies and reporting;

•	making recommendations to the Board concerning governance matters; and

•	providing oversight in the evaluation of the Board and each committee.

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The nominating and corporate governance committee consists of Dr. Omachonu and Messrs. Cho and O’Quinn, with Mr. Cho serving as the chair of the nominating and corporate governance committee. The Board has determined that each of Dr. Omachonu and Messrs. Cho, O’Quinn and Rodriguez qualify as independent directors according to the rules and regulations of Nasdaq. The Board has adopted a written charter for the nominating and corporate governance committee, which is available free of charge on our corporate website (www.caremax.com). The information on our website is not part of this proxy statement.

Compliance Committee

The principal functions of the compliance committee include, among other things:

•	overseeing our activities in the area of compliance with applicable laws and regulations related to the provision of healthcare or healthcare-related services;

•	assessing management’s implementation of a compliance program;

•	evaluating the adequacy and effectiveness of policies and procedures to ensure our compliance with applicable laws and regulations;

•	overseeing the organization, responsibilities, plans, budget, staffing and performance of our compliance department, including its independence, authority and reporting obligations;

•	overseeing the appointment and review of members of our compliance department, including a review of reports and summaries related to compliance matters;

•	monitoring any significant internal and external investigations;

•	monitoring our actions in response to applicable legislative, regulatory and legal developments;

•	determining the appropriate mechanisms for employees to seek guidance to report compliance concerns; and

•	overseeing our compliance risk assessment activities and efforts to promote an ethical culture.

The compliance committee consists of Dr. Omachonu, Mr. O’Quinn and Ms. Assapimonwait, with Mr. O’Quinn serving as the chair of the compliance committee. The Board has determined that each of Dr. Omachonu, Messrs. O’Quinn and Rodriguez and Ms. Assapimonwait qualify as independent directors according to the rules and regulations of Nasdaq. The Board has adopted a written charter for the compliance committee, which is available free of charge on our corporate website (www.caremax.com). The information on our website is not part of this proxy statement.

Operations and Strategy Committee

The operations and strategy committee reviews, evaluates and oversees the Company’s corporate strategy and operations; reviews with management the Company’s strategy for acquisitions; and makes regular reports and recommendations to the Board regarding its activities.

The operations and strategy committee consists of Ms. Assapimonwait, Dr. de la Torre and Messrs. de Solo, Berg and Rodriguez, with Ms. Assapimonwait serving as the chair of the operations and strategy committee. The Board has not adopted a written charter for the operations and strategy committee.

Audit Committee Report

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of CareMax.

In discharging its duties, the Audit Committee (i) reviewed and discussed the audited financial statements included in the Form 10-K for the fiscal year ended December 31, 2022 with management; (ii) discussed with PricewaterhouseCoopers LLP, CareMax’s independent registered public accounting firm for the fiscal year ended December 31, 2022, the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards and the SEC; (iii) received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the audit

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committee concerning independence, and the Audit Committee discussed with PricewaterhouseCoopers LLP their independence from management and CareMax; and (iv) has considered whether the provision of services by PricewaterhouseCoopers LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in CareMax’s quarterly reports on Form 10-Q are compatible with maintaining PricewaterhouseCoopers LLP’s independence and has determined that they are compatible and do not impact PricewaterhouseCoopers LLP’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in CareMax’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 to be filed with the SEC.

Audit Committee:

Jose R. Rodriguez (Chair)

Kevin Berg

Hon. Dr. David J. Shulkin

Board Leadership Structure

Mr. Rodriguez serves as Chairman of our Board and Mr. Carlos de Solo serves as Chief Executive Officer of our Company. The Chief Executive Officer is responsible for setting the strategic direction of the Company and managing the Company’s operations and performance, while the Chairman provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, and presides over meetings of the Board. We believe that the separation of these positions supports the independence of our Board in its oversight of the Company’s business and affairs. In addition, we believe the separation of the two positions creates an environment that leads to more objective evaluation and oversight of management’s performance, including increasing management accountability, and improving our Board’s ability to monitor whether management’s actions are in the best interests of our Company and stockholders. As a result, we believe that such separation can enhance the effectiveness of our Board as a whole. We believe that the leadership structure of our Board is appropriate and enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Our Board of Directors’ Role in Risk Oversight

While management is responsible for the day-to-day management and oversight of operational, strategic, legal, regulatory, compliance, cybersecurity, and financial risks, one of the key functions of the Board is oversight of our risk management process. We do not have a standing risk management committee, but rather administer this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Management regularly reviews risks with our Board and Audit Committee at their regular meetings as part of management presentations and presents steps taken by management to eliminate or mitigate such risks. While our Board is ultimately responsible for the risk oversight of our Company, our Audit Committee has primary responsibility for the management and mitigation of risks facing our Company, including major financial risks and oversight of the steps taken by management to monitor and control such risks. Our Audit Committee also monitors compliance with legal and regulatory requirements and reviews and approves or disapproves any related party transactions. Our Compensation Committee has responsibility to review the risks arising from our compensation arrangements and policies applicable to all employees, including executive officers, and evaluate policies and practices that could mitigate any such risk. Our Nominating and Corporate Governance Committee has responsibility to review risks relating to our corporate governance practices. Our Compliance Committee is responsible for evaluating the adequacy and effectiveness of policies and procedures to ensure our compliance with applicable laws and regulations and overseeing our compliance risk assessment activities and efforts to promote an ethical culture. These committees provide regular reports on our risk management practices to our Board. Our Board believes CareMax’s current Board, committee, and management structure supports its risk oversight function.

Board and Committee Meetings

Our Board held a total of 16 meetings during the fiscal year ended December 31, 2022. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board and (ii) the total number of meetings held by all committees of our Board on which such director was a member.

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During the fiscal year ended December 31, 2022, the Audit Committee held ten meetings, the Compensation Committee held five meetings, the Nominating and Corporate Governance Committee held four meetings, the Compliance Committee held four meetings and the Operations and Strategy Committee held five meetings.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of directors at our annual meeting of stockholders. In accordance with our Corporate Governance Guidelines, directors are expected to make every effort to attend our annual meeting of stockholders. All directors attended the Company’s 2022 Annual Meeting of Stockholders held virtually on November 2, 2022.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of Nasdaq, which is available on our corporate website (www.caremax.com). We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics by posting on our corporate website (www.caremax.com). The information on our website does not constitute part of this proxy statement.

Limitation on Liability and Indemnification Matters

Our third amended and restated certificate of incorporation, dated June 8, 2021 (the “Amended and Restated Charter”) contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the laws of the State of Delaware. Consequently, our directors will not be personally liable to the combined company or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•	any transaction from which the director derived an improper personal benefit.

Our Amended and Restated Charter and our Amended and Restated Bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our Amended and Restated Charter and our Amended and Restated Bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the laws of the State of Delaware.

Additionally, we have entered into indemnification agreements with each of our directors and executive officers, which provide for indemnification and advancements of certain expenses and costs if the basis of the indemnitee’s involvement in a matter was by reason of the fact that the indemnitee is or was a director, officer, employee or agent of the Company or any of its subsidiaries or was serving at the Company’s request in an official capacity for another entity, in each case to the fullest extent permitted by the laws of the State of Delaware. The form of indemnification agreement is included as an exhibit to the Annual Report.

The limitation of liability and indemnification provisions in our Amended and Restated Charter and our Amended and Restated Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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Communications by Stockholders and Other Interested Parties with the Board

Stockholders and other interested parties may contact an individual director, the Board as a group, or a specified Board committee or group, including the independent directors as a group, by sending regular mail to the address set forth in this proxy statement c/o any specified individual director or directors. The Company will receive the communications and process them before forwarding them to the addressee. The Company may also refer communications to other departments within the Company. In addition, at the request of the Board, communications that do not directly relate to our Board of Directors’ duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.

Information About Our Executive Officers

The following information, including ages as of April 17, 2023, relates to our executive officers (other than Mr. Carlos A. de Solo, who is also a director and whose biographical information is set forth above):

Name	Age	Position(s)
Kevin Wirges	43	Chief Financial Officer
Alberto de Solo	46	Chief Operating Officer

Kevin Wirges, has served as our Executive Vice President, Treasurer and Chief Financial Officer since June 8, 2021. Prior to June 8, 2021, Mr. Wirges was the Chief Financial Officer of IMC Medical Group Holdings, LLC and served in that capacity since September 2017. Between October 2015 and September 2017, Mr. Wirges was Regional Vice President, Finance, Medicare East Region at Anthem, one of the largest health benefits companies in the United States. Prior to Anthem’s acquisition of Simply Healthcare Plans in 2015, Mr. Wirges held several executive positions at Simply Healthcare Plans, which was one of the largest privately owned Health Maintenance Organizations, including Chief Financial Officer, Vice President of Finance and Controller. Mr. Wirges received a B.B.A. in Accounting from the University of Central Arkansas.

Alberto de Solo, has served as our Executive Vice President and Chief Operating Officer since June 8, 2021. Prior to June 8, 2021, Mr. de Solo was the Chief Financial Officer of CMG and served in that capacity since May 2011. Between July 2005 and May 2011, Mr. de Solo held several executive positions at Merrill Lynch. Mr. de Solo received a B.B.A. in Accounting and Finance from Florida International University.

Family Relationships

Carlos A. de Solo, our President, Chief Executive Officer and a director, and Alberto de Solo, our Executive Vice President and Chief Operating Officer, are brothers. Other than the foregoing, there are no family relationships among any of our executive officers or directors.

16

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

We are considered a smaller reporting company and an emerging growth company for purposes of the SEC’s executive compensation disclosure rules. For the fiscal year ended December 31, 2022, our named executive officers (“NEOs”) were:

•	Carlos A. de Solo, President and Chief Executive Officer;

•	Kevin Wirges, Executive Vice President, Treasurer and Chief Financial Officer; and

•	Alberto R. de Solo, Executive Vice President and Chief Operating Officer.

Our compensation policies and philosophies are designed to align compensation with business objectives, while also enabling us to attract, motivate and retain individuals who contribute to our long-term success. Following the transactions contemplated by the Business Combination Agreement, dated as of December 18, 2020 (the “Business Combination Agreement”), by and among the Company, the entities listed in Annex I to the Business Combination Agreement (the “CMG Sellers”), IMC Parent, CMG, IMC Medical Group Holdings, LLC, a Delaware limited liability company (“IMC”), and, solely for the limited purposes specified therein, Deerfield Partners, and the related financing transactions (the “Business Combination”), our compensation committee has recommended the compensation to be paid to our NEOs, which has been approved by the Board. The compensation of our NEOs since the Business Combination has primarily consisted of salary, equity-based incentive awards and an annual discretionary performance bonus as described below. For a description of the compensation of our NEOs who were NEOs prior to the Business Combination, see “Narrative Disclosure to the Summary Compensation Table – Management Payments and Distributions” below.

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, and paid to our NEOs for the fiscal years ended December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Carlos A. de Solo	2022	$650,000	(1)	651,950		1,286,995	858,002	—	—	$—		$3,446,947
President and Chief Executive Officer	2021	$419,465	(1)	325,000	(2)	527,456	249,678	—	—	$120,000	(3)	$1,541,599
Kevin Wirges	2022	$350,000	(1)	351,050		399,002	266,004	—	—	$4,000	(6)	$1,366,056
Executive Vice President, Treasurer and Chief Financial Officer(4)	2021	$321,538	(4)	256,500	(5)	163,524	77,406	—	—	—		818,968

Alberto R. de Solo	2022	$450,000	(1)	451,350		566,995	378,002	—	—	$4,000	(6)	$1,846,347
Executive Vice President and Chief Operating Officer	2021	$309,465	(1)	225,000	(2)	232,376	109,998	—	—	$121,271	(3)	$998,110

(1)

Salary reflects the compensation reported on Form W-2 that was paid to the respective NEO for the years ended December 31, 2022 and December 31, 2021, as applicable, by Managed Healthcare Partners (as defined below).

(2)	Consists of a bonus of 100% of the target amount, pro-rated for the period from June 8, 2021 through December 31, 2021.

(3)

Prior to June 8, 2021, each of Messrs. Carlos de Solo and Alberto de Solo, through a management company wholly-owned by such NEO, was an indirect owner of limited liability company interests of CMG, CareHoldings (which held the interests of CareOptimize) and Managed Healthcare Partners, LLC (“Managed Healthcare Partners”), and was entitled to receive distributions of profits and/or losses in proportion to such NEO’s limited liability company interests held respectively in, CMG, CareHoldings and Managed Healthcare Partners, or in respect of taxes, in each case, under the terms of the applicable limited liability company agreement for CMG and CareHoldings. In addition, each of the management companies for such NEOs was party to a management services agreement with CMG and was entitled to receive management payments pursuant to the terms of such management services agreements. All other compensation for each of Messrs. Carlos de Solo and Alberto de Solo for the year ended December 31, 2021 reflects for the applicable period the aggregate

2023 PROXY STATEMENT

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

amount of such distributions or management payments made to such NEO, and in the case of Mr. Alberto de Solo, includes $1,271 paid as 401(k) match. See “Management Payments and Distributions” and “Additional Narrative Disclosure – Retirement Benefits” below for further information on such distributions and payments.

(4)

Mr. Wirges was appointed as the Company’s Executive Vice President, Treasurer and Chief Financial Officer, effective as of the closing of the Business Combination (the “Business Combination Closing”). Prior to the Business Combination Closing, Mr. Wirges was the Chief Financial Officer of IMC, and all amounts reported for Mr. Wirges for periods prior to June 8, 2021 reflect Mr. Wirges’ compensation as the Chief Financial Officer of IMC.

(5)

Consists of (i) a bonus of $81,500 paid in 2021 prior to the execution of Mr. Wirges’ employment agreement and (ii) a bonus of $175,000, which was 100% of the target amount under Mr. Wirges’ employment agreement, pro-rated for the period from June 8, 2021 through December 31, 2021.

(6)	Reflects amounts paid to Messrs. Wirges and Alberto de Solo as 401(k) match.

Narrative Disclosure to the Summary Compensation Table

Employment Agreements

Each of the NEOs entered into an employment agreement with Managed Healthcare Partners, a subsidiary of the Company (each, an “Employment Agreement,” and collectively, the “Employment Agreements”). The narrative below summarizes the payments and benefits that each NEO is currently eligible to receive on an annual basis.

Base Salary

Each NEO’s base salary is set at a level that is intended to reflect the executive’s duties, authorities, contributions, prior experience and performance. The Employment Agreements provide for annual salaries of $650,000, $350,000 and $450,000 for Messrs. Carlos de Solo, Wirges and Alberto de Solo, respectively, in each case subject to annual review by the Board.

Bonus Compensation

Each NEO is entitled to participate in our annual cash bonus plan that is applicable for the relevant fiscal year. The annual cash bonus plan provides for discretionary bonuses. Under the Employment Agreements, the annual target cash bonus opportunity for the NEOs may not be less than 100% of each NEO’s base salary, including a pro-rated bonus for the period from June 8, 2021 through December 31, 2021. The target cash bonus opportunities set by the compensation committee for 2022 were set at 100% for each of our NEOs and were based on the achievement of certain financial and operational metrics. Bonuses awarded for fiscal 2022 to Messrs. Carlos de Solo, Alberto de Solo and Wirges are included in the “Bonus” column of the Summary Compensation Table.

Other Compensation Elements

Each NEO is entitled to annual vacation and paid time off in accordance with the terms and conditions of the applicable plan or policy. Subject to the terms of any applicable plans, policies or programs, each NEO is entitled to participate in employee retirement and welfare benefit plans available to senior level executive employees generally. See “Additional Narrative Disclosure – Retirement Benefits” below for further information regarding the Company’s retirement benefits. Each NEO is reimbursed by for all ordinary and reasonable expenses incurred in the course of the performance of employment services.

Long Term Incentive Compensation

Each NEO is eligible to participate in the Company’s 2021 Long-Term Incentive Plan (the “Incentive Plan”), which provides for the grant of awards in the form of stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to officers and employees, non-employee directors, officers, and service providers. As of December 31, 2022, the maximum aggregate number of shares of our Class A Common Stock, that were reserved for issuance under the Incentive Plan was approximately 2.9 million shares of Class A Common Stock, excluding outstanding awards that may become vested and/or exercisable into an aggregate of up to approximately 3.3 million shares of Class A Common Stock. The maximum aggregate number of shares became subject to annual increases beginning on January 1, 2022 and continuing on the first day of each subsequent fiscal year through and including the tenth anniversary of the commencement of the initial annual increase, equal to the lesser of four percent of the number of shares of Class A Common Stock outstanding at the conclusion of the Company’s immediately preceding fiscal year (excluding any such outstanding shares of Class A Common Stock granted under the Incentive Plan), or an amount determined by the Board. As of December 31, 2022, the Company had only granted awards in the form of RSUs, options to purchase shares of Class A Common Stock (“Options”) and performance stock units (“PSUs”).

18

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

In October 2021, the compensation committee recommended, and the Board approved, awards of 42,900, 13,300 and 18,900 RSUs, and an equal number of Options at an exercise price of $10.00 per share, to each of Messrs. Carlos de Solo, Wirges and Alberto de Solo, respectively, which vest in three equal installments on October 29, 2022, June 8, 2023 and June 8, 2024. Additionally, in October 2021, the compensation committee recommended, and the Board approved, awards of a base number of 21,450, 6,650 and 9,450 PSUs to Messrs. Carlos de Solo, Wirges and Alberto de Solo, respectively. The PSUs vest based on the volume weighted average price (the “VWAP”) of the Class A Common Stock during the thirty trading days prior to July 1, 2023 (the “2021 PSU Measurement Period”), and the actual amount of PSUs that may vest is between zero and two times the base number of PSUs depending on the VWAP of the Class A Common Stock during the 2021 PSU Measurement Period.

In April 2022, the compensation committee recommended, and the Board approved, awards of 102,878, 31,895 and 45,324 RSUs, and an equal number of Options at an exercise price of $8.34 per share, to each of Messrs. Carlos de Solo, Wirges and Alberto de Solo, respectively, which vest in three equal installments on April 1, 2023, April 1, 2024 and April 1, 2025. Additionally, in April 2022, the compensation committee recommended, and the Board approved, awards of a base number of 51,438, 15,947 and 22,661 PSUs to Messrs. Carlos de Solo, Wirges and Alberto de Solo, respectively. The PSUs vest based on the VWAP of the Class A Common Stock during the thirty trading days prior to April 1, 2024 (the “2022 PSU Measurement Period”), and the actual amount of PSUs that may vest is between zero and two times the base number of PSUs depending on the VWAP of the Class A Common Stock during the 2022 PSU Measurement Period.

The grant date fair value attributable to the awards of RSUs and PSUs granted to each NEO is reported in the “Stock Awards” column of the Summary Compensation Table, and the grant date fair value attributable to the awards of the Options is reported in the “Stock Awards” column of the Summary Compensation Table.

Management Payments and Distributions

The table below reflects payments made to Messrs. Carlos de Solo and Alberto de Solo as an indirect owner of limited liability company interests of CMG, CareHoldings (which held the interests of CareOptimize) and Managed Healthcare Partners, and as management payments pursuant to the terms of management services agreements with CMG.

	Year	CareMax Distribution	Management Payment	Distribution	Managed Healthcare Partners Management Payment	Total ($)	Distribution

Carlos A. de Solo	2022	$—	$—	$—	$—	$—
	2021	$—	$—	$—	$120,000	$120,000
Alberto R. de Solo	2022	$—	$—	$—	$—	$—
	2021	$—	$—	$—	$120,000	$120,000

Prior to the Business Combination, which was consummated on June 8, 2021, each of Messrs. Carlos de Solo and Alberto de Solo received a base salary amount as an employee of Managed Healthcare Partners. Additionally, each of Messrs. Carlos de Solo and Alberto de Solo, through a management company wholly-owned by such NEO, was an indirect owner of limited liability company interests of each of CMG, CareHoldings and Managed Healthcare Partners and was entitled to receive distributions of profits and/or losses in proportion to such NEO’s limited liability company interests held respectively in CareMax, CareHoldings and Managed Healthcare Partners, as applicable, or in respect of taxes under the terms of the applicable limited liability company agreement for CareMax, CareHoldings or Managed Healthcare Partners. In addition, each of the management companies for Messrs. Carlos de Solo and Alberto de Solo was party to a management services agreement with CMG pursuant to which such management company agreed to dedicate an individual to provide executive management services to CMG and its subsidiaries or affiliates. In consideration for such services, CMG agreed to make management payments up to a maximum of $500,000 per year pursuant to the terms of each such management services agreements.

In connection with the Business Combination Closing, each of the management services agreements were terminated and CMG, CareHoldings and Managed Healthcare Partners became wholly owned subsidiaries of the Company and the terms of

2023 PROXY STATEMENT

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

the limited liability company agreements for CareMax, CareHoldings and Managed Healthcare Partners were amended. As a result, since the Business Combination Closing, the NEOs, through their respective management companies, have not been entitled to distributions profits and/or losses or in respect of taxes under the applicable limited liability company agreements for CMG, CareHoldings or Managed Healthcare Partners.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table reflects information regarding outstanding equity-based awards held by the NEOs as of December 31, 2022, all of which were granted under the Incentive Plan.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Carlos A. de Solo	14,300	28,600	10.00	10/29/2031	—		—
	—	—	—	—	28,600	(2)	104,390
	—	—	—	—	21,450	(3)	78,292
	—	102,878	8.34	4/1/2033	—		—
					102,878	(4)	375,505
					51,438	(5)	187,749

Kevin Wirges	4,433	8,867	10.00	10/29/2031	—		—
	—	—	—	—	8,867	(2)	32,365
	—	—	—	—	4,433	(3)	16,182
	—	31,895	8.34	4/1/2033	—		—
		—	—	—	31,895	(4)	116,417
		—	—	—	15,947	(5)	58,207

Alberto R. de Solo	6,300	12,600	10.00	10/29/2031	—		—
	—	—	—	—	12,600	(2)	45,990
	—	—	—	—	6,300	(3)	22,995
	—	45,324	8.34	4/1/2033	—		—
		—	—	—	45,324	(4)	165,433
		—	—	—	22,661	(5)	82,713

(1)	The market value of unvested stock awards is based on the closing market price of our Class A Common Stock on December 30, 2022 of $3.65.

(2)	Represents RSUs which vest in three equal installments on October 29, 2022, June 8, 2023 and June 8, 2024.

(3)

Represents PSUs which vest based on the VWAP of the Common Stock during the 2021 PSU Measurement Period, and the actual amount of PSUs that may vest is between zero and two times the base number of PSUs depending on the VWAP of the Class A Common Stock during the 2021 PSU Measurement Period.

(4)	Represents RSUs which vest in three equal installments on April 1, 2023, April 1, 2024 and April 1, 2025.

(5)

Represents PSUs which vest based on the VWAP of the Common Stock during the 2022 PSU Measurement Period, and the actual amount of PSUs that may vest is between zero and two times the base number of PSUs depending on the VWAP of the Class A Common Stock during the 2022 PSU Measurement Period.

20

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Additional Narrative Disclosure

Retirement Benefits

The Company currently maintains a retirement plan intended to provide benefits under section 401(k) of the Code, in which employees, including the NEOs, are allowed to contribute portions of their base compensation to a tax-qualified retirement account. The Company matches eligible employee contributions up to 4% of eligible compensation which are subject to a vesting period over six years. CareMax may also make voluntary contributions in addition to the match above based on management discretion, which are also subject to the vesting period. Each of the NEOs is entitled to participate in the 401(k) plan; however, for the year ended December 31, 2022, Mr. Alberto de Solo and Mr. Wirges were the only NEOs who participated in the 401(k) plan.

Potential Payments Upon Termination or Change in Control

Each Employment Agreement provides that upon a termination of employment without “Cause” or for “Good Reason” (as such terms are defined in the Employment Agreements), the respective NEO will receive cash severance, the target bonus for the year in which such termination occurs and certain healthcare benefits, with the cash severance being equal to 24 months of base salary for Mr. Carlos de Solo and 12 months of base salary for each other NEO; provided that upon a termination of employment without “Cause” or for “Good Reason” within 12 months following a “change in control” (as defined in the Incentive Plan), each of Messrs. Alberto de Solo and Wirges will receive cash severance equal to 18 months of base salary. Severance and termination benefits payable pursuant to each Employment Agreement are subject to the respective NEO’s execution of a release of claims and compliance with restrictive covenants, including non-competition and non-solicitation and non-disparagement covenants.

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 with respect to the shares of our Class A Common Stock that may be issued under the Incentive Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities referenced in column (a)) (c)

Equity compensation plans not approved by security holders	—	—	—

Equity compensation plans approved by security holders	3,255,952	$8.17	$2,932,460

Total	3,255,952	$8.17	$2,932,460

2023 PROXY STATEMENT

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Directors

The non-employee directors of the Company are entitled to the following compensation for their service on the Board: (i) an annual cash retainer of $70,000, paid quarterly; (ii) an equity retainer of RSUs with a grant date fair value equal to $135,000, granted annually upon election; (iii) an annual retainer of $87,500 for the Chair of the Board and $25,000 for the “Lead Independent Director,” in each case if elected, payable quarterly in cash, (iv) an annual retainer of $30,000 for the chair of the audit committee, payable quarterly in cash or, if elected by such director upon annual election to the Board or in advance thereof, in RSUs on the same terms as such director’s annual equity retainer; and (v) an annual retainer of $20,000 for chair of each other committee of the Board, payable quarterly in cash or, if elected by such director upon annual election to the Board or in advance thereof, in RSUs on the same terms as such director’s annual equity retainer. Each grant of RSUs described above will vest in full on the first anniversary of the grant date subject to continued service on the Board. The table below sets forth the compensation received by each of our non-employee directors from January 1, 2022 through December 31, 2022. Employee directors are not compensated for their additional service provided to the Board and thus are not included in the table below:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

Richard Barasch(3)	409,560	156,000	565,560

Jose R. Rodriguez	121,549	195,000	316,549

Beatriz Assapimonwait	85,000	135,000	220,000

Kevin Berg	—	56,372	56,372

Dr. Jennifer Carter	58,653	155,000	213,653

Bryan Cho	81,666	135,000	216,666

Dr. Ralph de la Torre	8,461	50,810	59,272

Dr. Vincent Omachonu	70,000	135,000	205,000

Ryan O’Quinn	14,587	56,372	70,959

Hon. Dr. David J. Shulkin	70,000	155,000	225,000

Randy Simpson	58,653	155,000	213,653

(1)	Includes amounts paid for each director’s annual retainer amount for Board, committee and committee chair service, as applicable, pro-rated for each director’s service through December 31, 2022.

(2)

Represents the aggregate grant date fair value of RSUs granted to each of our then current non-employee directors during the year ended December 31, 2022 determined in accordance with FASB ASC Topic 718.

(3)

Includes amounts paid for Mr. Barasch’s annual retainer amount for Board service and for service as Executive Chair of the Board, which was pro-rated from June 8, 2021 through December 31, 2022 and was paid during 2022.

Other Compensation Policies and Practices

Anti-Hedging Policy

Each of our directors, officers, other employees and their designees are prohibited from (i) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities and (ii) otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. Notwithstanding the foregoing, portfolio diversification transactions and investments in broad-based index funds are generally permitted. The prohibition applies to securities granted to the covered persons as part of compensation for their service to CareMax plus any other of our securities held by them, whether directly or indirectly.

22

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation and indemnification arrangements for our directors and executive officers, which are described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2021 and each currently proposed transaction in which:

•	the Company, Deerfield Healthcare Technology Acquisitions Corp. (“DFHT”), CMG or IMC have been or are to be a participant;

•	the amounts involved exceeded or exceeds the lesser of (i) $120,000 or (ii) 1% of the average of our total assets on a consolidated basis at year end for the past two fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

DFHT’s Related Party Transactions

Private Placement Warrants

Concurrently with the closing of the Company’s initial public offering (the “IPO”), DFHTA Sponsor LLC (the “Sponsor”) purchased an aggregate of 2,916,667 warrants issued in a private placement to the Sponsor in connection with the IPO at a price of $1.50 per private placement warrant (the “Private Warrants”), generating gross proceeds to DFHT of $4,375,000. Each Private Warrant is exercisable for one share of Class A Common Stock at a price of $11.50 per share. The proceeds from the Private Warrants were added to the proceeds from our IPO held in the trust account of the Company that holds the proceeds from DFHT’s IPO, which was released at the Business Combination Closing. The Private Warrants are non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

Transactions with Deerfield Partners

Deerfield Partners purchased 3,360,000 units sold in the IPO, each of which consisted of one share of Class A Common Stock and one-fifth of one warrant (“Units”) in the IPO at $10.00 per unit. The underwriting commission with respect to Units purchased by Deerfield Partners in the IPO, was $0.10 per unit upon the closing of the IPO and $0.175 per unit in the deferred underwriting commissions.

In connection with the Business Combination, (i) Deerfield Partners and the Sponsor purchased an aggregate of 10,000,000 shares of Class A Common Stock (the “Deerfield PIPE Investments”), consisting of 9,600,000 shares of Class A Common Stock purchased by Deerfield Partners and 400,000 shares of Class A Common Stock purchased by the Sponsor, for a purchase price of $10.00 per share and an aggregate purchase price of $100.0 million and (ii) certain investors purchased an aggregate of 31,000,000 shares of Class A Common Stock (the “Third-Party PIPE Investments,” and together with the Deerfield PIPE Investments, the “PIPE Investments”), for a purchase price of $10.00 per share, for an aggregate purchase price of $310.0 million. The Company paid offering costs of $12.8 million.

Effective November 10, 2022, the Company completed its previously announced acquisition, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) (capitalized terms used herein and not otherwise defined have the meaning set forth in the Merger Agreement), by and among (i) the Company, (ii) Sparta Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of the Company, (iii) Sparta Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of the Company, (iv) Sparta Merger Sub III Inc., a Delaware corporation and wholly-owned subsidiary of the Company, (v) Sparta Merger Sub I LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, (vi) Sparta Merger Sub II LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, (vii) Sparta Merger Sub III LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, (viii) Sparta Sub Inc., a Delaware corporation, (ix) SNCN Holdco Inc. a Delaware corporation, (x) SICN Holdco Inc. a Delaware corporation, (xi) Sparta Holding Co. LLC, a Delaware limited liability company (the “Seller”), and (xii) Steward Health Care System LLC (“Steward”), a Delaware limited liability company (the “Steward Acquisition”).

2023 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In connection with the Steward Acquisition, on May 31, 2022 the Company entered into a Support Agreement (the “Support Agreement”) with Deerfield Partners pursuant to which Deerfield Partners agreed to vote all shares of Class A Common Stock owned by it in favor of the Steward Acquisition and related transactions and to not sell, transfer, or encumber any such shares of Class A Common Stock (subject to customary exceptions for transfers to affiliates that agree to the same obligations) until the earliest of (i) the closing of the Steward Acquisition, (ii) the date of the termination, or of certain modifications to, the Merger Agreement or related documents as set forth in the Support Agreement, or (iii) February 25, 2023.

Mr. Kevin Berg, who is on the Company’s Board, is a Senior Advisor with Deerfield. As a director of the Company, Mr. Berg will receive compensation in the same manner as the Company’s other non-employee directors.

Loan and Security Agreement

In November 2022, the Company entered into a Loan and Security Agreement, by and among certain of the Company’s subsidiaries, as borrowers (the “Borrowers”), CAJ Lending LLC (“CAJ”) and Deerfield Partners, as lenders (the “Lenders”), and CAJ, as administrative agent and collateral agent (the “Loan and Security Agreement”). Mr. Carlos A. de Solo, a director of the Company and the Company’s President and Chief Executive Officer, Mr. Alberto de Solo, the Company’s Executive Vice President and Chief Operating Officer, and Mr. Joseph N. De Vera, the Company’s Senior Vice President and Legal Counsel, have interests in CAJ. Pursuant to the Loan and Security Agreement, the Lenders provided the Borrowers a term loan (the “Term Loan”) in the aggregate principal amount of approximately $35.5 million. The Company used the proceeds of the Term Loan to fund the cash payment of approximately $35.5 million made by the Company in connection of the closing of the Steward Acquisition, an amount equal to the value of the targets’ accounts receivable attributable to Medicare value-based payments for the period between January 1, 2022 and the closing date of the Steward Acquisition (the “Steward Closing Date”), minus the amount of such payments payable to the affiliate physicians of the targets (the “Financed Net Pre-Closing Medicare AR”).

The Term Loan bears interest at 12.0% per annum. In addition, the Borrowers paid a facility fee equal to 3.0% of the aggregate principal amount of the Term Loan on the Steward Closing Date. Any additional interest (if applicable) accrued and owing during the term of the Loan and Security Agreement will be paid in-kind and capitalized to principal monthly in arrears. From and after the occurrence and during the continuance of an event of default, the Term Loan will bear interest at a rate equal to 4.0% above the interest rate applicable immediately prior to the occurrence of the event of default. If Mr. Carlos de Solo is no longer serving as the chief executive officer of the Company under certain circumstances and, following a request from CAJ, the Borrowers are unable to refinance the portion of the Term Loan advanced by CAJ, then the interest rate applicable to such portion may be increased by 5.0%. Pursuant to the Merger Agreement, the Seller has agreed to pay the costs of financing the Financed Net Pre-Closing Medicare AR and, at the closing of the Steward Acquisition, paid to the Borrowers all scheduled payments of interest and fees from the Steward Closing Date up to and including November 30, 2023, which amount was then paid in advance by the Borrowers to the Lenders.

The Loan and Security Agreement matures on the earlier of November 30, 2023, or three business days after the Borrowers receive payment for the Financed Net Pre-Closing Medicare AR from the federal government. The Term Loan may be prepaid, in whole or in part, without penalty or premium.

Registration Rights Agreement

DFHT entered into a registration rights agreement, dated July 16, 2020, with respect to the holders of the Founder Shares, the Private Warrants and any warrants that would have been issued upon conversion of Working Capital Loans. Assuming $1,500,000 million of Working Capital Loans were converted into warrants, DFHT would have been obligated to register up to 7,510,417 shares of Class A Common Stock and up to 3,916,667 warrants. The number of shares of Class A Common Stock included (i) up to 3,593,750 shares of Class A Common Stock to be issued upon conversion of the Founder Shares, (ii) up to 2,916,667 shares of Class A Common Stock underlying the Private Warrants and (iii) up to 1,000,000 shares of Class A Common Stock underlying the warrants issued upon conversion of Working Capital Loans. The holders of these securities were entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders had certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our Business Combination.

24

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Amended and Restated Registration Rights Agreement

In connection with the execution of the Business Combination Agreement, DFHT, the CMG Sellers, IMC Parent, the Sponsor, Deerfield Partners and certain other parties thereto, including affiliates of CMG’s owners, directors and executive officers (collectively, the “rights holders”) entered into the Amended and Restated Registration Rights Agreement, which amended and restated in its entirety the existing registration rights agreement, dated July 16, 2020, described in “Registration Rights Agreement” above (the “Amended and Restated Registration Rights Agreement”). Pursuant to the terms of the Amended and Restated Registration Rights Agreement, we were obligated to file a registration statement to register the resale of certain shares of Class A Common Stock held by the rights holders. In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the rights holders may demand at any time or from time to time, that we file a registration statement on Form S-1 or Form S-3 to register certain shares of Class A Common Stock held by such rights holders. The Amended and Restated Registration Rights Agreement also provides the rights holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

In connection with the closing of the Steward Acquisition, the Company and certain rights holders entered into an amendment to the Amended and Restated Registration Rights Agreement. Pursuant to the amendment, the parties consented to the Company’s grant of registration rights pursuant to the Investor Rights Agreement (as defined below) and the Related Registration Rights Agreement (as defined below) and provided that other registration rights granted by the Company, including pursuant to the Investor Rights Agreement and the Related Registration Rights Agreement, are pari passu with the rights granted under the Amended and Restated Registration Rights Agreement with respect to priority on primary and secondary registrations of securities.

CMG and IMC’s Related Party Transactions

Care Optical, LLC

Prior to the Business Combination Closing, O.M., C.G.D. and Joseph N. De Vera, Inc., entities controlled by Carlos A. de Solo, our President and Chief Executive Officer, Alberto R. de Solo, our Executive Vice President and Chief Operating Officer, and Joseph N. De Vera, our Senior Vice President and Legal Counsel, respectively, each owned a 25% interest in Care Optical, LLC (“Care Optical”). Care Optical received a capitated payment for optometry services provided to enrollees by Care Optical on a capitated basis. Total capitation payments for the year ended December 31, 2021 were $670,828.

The Company’s Related Party Transactions

Escrow Agreements

On the date of the Business Combination Closing, DFHT, the Sponsor, O.M., in its capacity as representative of the members of the CMG Sellers, and Continental Stock Transfer & Trust Company, in its capacity as escrow agent (“the Escrow Agent”), entered into that certain Escrow Agreement, dated as of June 8, 2021, by and among DFHT, the Sponsor, O.M., the CMG Sellers, and Continental Stock Transfer & Trust Company, in its capacity as escrow agent (the “CMG Escrow Agreement”), and DFHT, the Sponsor, IMC Parent and the Escrow Agent entered into the that certain Escrow Agreement, dated June 8, 2021, by and among DFHT, the Sponsor, IMC Parent and Continental Stock Transfer & Trust Company, in its capacity as escrow agent (the “IMC Escrow Agreement” and together with the CMG Escrow Agreement, the “Escrow Agreements”). The Escrow Agreements provided for the deposit of $1,500,000, comprised of $790,000 in cash and 71,000 shares of Class A Common Stock, which DFHT placed into adjustment escrow accounts at the Business Combination Closing with the Escrow Agent for the purpose of securing certain post-closing adjustment obligations of the CMG Sellers and IMC Parent, respectively. In 2022, the cash was returned to the Company, the shares were canceled and the Escrow Agreements terminated in connection with the settlement of the parties’ post-closing obligations.

Advisory Agreement

On July 13, 2021, we entered into an exclusive real estate advisory agreement (the “Advisory Agreement”) with Related CM Advisor, LLC (the “Advisor”), a Delaware limited liability company and a subsidiary of The Related Companies, L.P. (“Related”), and, with respect to certain sections of the Advisory Agreement, Related. The Advisory Agreement provides the Advisor with the right to designate a director to serve on the Board, subject to the continuing satisfaction of certain conditions, including that the Advisor and its affiliates maintain ownership of at least 500,000 shares of Class A Common Stock, and in connection with the Advisory Agreement, Bryan Cho, an Executive Vice President of Related, was appointed to serve as a Class III director of the Board.

2023 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In connection with the Advisory Agreement, the Advisor entered into a subscription agreement (the “Subscription Agreement”), whereby the Advisor purchased 500,000 shares of Class A Common Stock (the “Advisor Shares”), for an aggregate purchase price of $5,000,000, and we issued to the Advisor (i) a warrant (the “Series A Warrant”) to purchase 2,000,000 shares of Class A Common Stock (the “Series A Warrant Shares”), which vested immediately upon issuance, is exercisable for a period of five years and is not redeemable by the Company and (ii) a warrant (the “Series B Warrant” and together with the Series A Warrant, the “Warrants”) to purchase up to 6,000,000 shares of Class A Common Stock (the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “Warrant Shares”), pursuant to which 500,000 Series B Warrant Shares will vest and become exercisable from time to time upon the opening of each medical center under the Advisory Agreement for which the Advisor provides services, other than two initial medical centers. The Series B Warrant is exercisable, to the extent vested, until the later of five years from the date of issuance or one year from vesting of the applicable Series B Warrant Shares and is redeemable with respect to vested Warrant Shares at a price of $0.01 per Warrant Share if the price of the Common Stock equals or exceeds $18.00 per share, or $0.10 per Warrant Share if the price of the Common Stock equals or exceeds $10.00 per share, in each case when such price conditions are satisfied for any 20 trading days within a 30-trading day period and subject to certain adjustments and conditions as described in the Series B Warrant. In the event that the Series B Warrant is called for redemption by the Company, the Advisor may pay the exercise price for the Series B Warrant Shares six months following the notice of redemption by the Company. Additionally, each of the Warrants is exercisable on a cashless basis. During the year ended December 31, 2022, the Company recognized vesting of 1,500,000 Series B Warrant Shares related to the opening of three centers for which the Advisor provided services under the Advisory Agreement.

In connection with the execution of the Advisory Agreement and the issuance of the Advisor Shares and the Warrants, the Company and the Advisor entered into a lock-up agreement (the “Lock-Up Agreement”), whereby the Advisor agreed, subject to certain exceptions, not to sell or otherwise transfer any of the Advisor Shares or any of the Warrant Shares (collectively, the “Shares”), in each case for a period of six months following the issuance thereof. Additionally, the Company and the Advisor entered into a registration rights agreement (the “Related Registration Rights Agreement”), whereby the Company agreed to grant the Advisor certain registration rights for the Shares, including certain demand registration rights, piggyback registration rights and shelf registration rights beginning on August 31, 2022, in each case subject to the restrictions contained in the Lock-Up Agreement. In connection with the closing of the Steward Acquisition, the Company and the Advisor entered into an amendment to the Related Registration Rights Agreement to, among other things, provide that other registration rights granted by the Company, including pursuant to the Investor Rights Agreement, are pari passu with the rights granted under the Related Registration Rights Agreement with respect to priority on primary and secondary registrations of securities.

In connection with the Advisory Agreement, the Company recorded $0.4 million and $0 in 2022 and 2021 respectively, for construction advisory services provided by Related.

Investor Rights Agreement

In connection with the closing of the Steward Acquisition, Dr. de la Torre, the Chairman, Chief Executive Officer and principal equityholder of Steward, Dr. Michael Callum, the Executive Vice President for Physician Services and an equityholder of Steward, and certain other equityholders of Steward (collectively, the “Investor Parties”) and the Company entered into an investor rights agreement (the “Investor Rights Agreement”). The Investor Rights Agreement provides, among other things, that Dr. de la Torre would have the right to designate an individual (in his discretion) to serve on the Board, subject to the continuing satisfaction of certain conditions, including that Dr. de la Torre maintains beneficial ownership of at least 50% of the initial share consideration distributed to him immediately following the closing of the Steward Acquisition (as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares), and following the issuance of the earnout share consideration in connection with the Steward Acquisition, Dr.de la Torre will have the right to designate one additional individual (in his discretion) to serve on the Board, subject to the continuing satisfaction of certain conditions, including that he maintains beneficial ownership of at least 50% of the earnout share consideration distributed to him immediately following the issuance thereof (as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares). On and effective as of November 17, 2022, the Board appointed Dr. de la Torre to serve as a Class II director of the Board in connection with Dr. de la Torre’s board designation rights under the Investor Rights Agreement. The Investor Rights Agreement also provides that until six months following the date a nominee of or affiliate of Dr. de la Torre ceases to serve on the Board, Dr. de la Torre and Dr. Callum will be required to vote any Company securities beneficially owned by them in accordance with the recommendation of the Board at any meeting of Company stockholders or written consent of Company

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

stockholders, subject to certain exceptions, including exceptions for votes related to (i) the issuance of the Company’s equity securities, other than in connection with an incentive plan or issuances, the proceeds of which will be used to repay indebtedness, (ii) a change in control of the Company under certain circumstances, or (iii) any stockholder proposal. Dr. de la Torre and Dr. Callum are also subject to standstill restrictions that prohibit the acquisition of additional equity interests in the Company and certain other actions related to voting equity securities, and certain of the Investor Parties are subject to lockup provisions that restrict the sale of the Company’s Class A Common Stock in excess of 4% of the total outstanding Class A Common Stock immediately following the closing of the Steward Acquisition, or the encumbrance of any Class A Common Stock held by such Investor Parties, in each case for one year, subject to certain exceptions. In addition, the Investor Rights Agreement provides for certain rights of first offer, co-sale rights and preemptive rights, in each case as set forth in the Investor Rights Agreement, and provides for certain registration rights, including certain demand registration rights, piggyback registration rights and shelf registration rights following the closing of the Steward Acquisition, in each case subject to the restrictions contained in the Investor Rights Agreement.

MSP Recovery, Inc.

Ms. Beatriz Assapimonwait serves on the Board. Ms. Assapimonwait also joined the board of directors of MSP Recovery, Inc. in 2022. As of December 31, 2022, the Company had accounts receivable from MSP Recovery, Inc. of $2.3 million. During the year ended December 31, 2022, the Company had subrogation income from MSP Recovery, Inc. of $0.7 million.

Second Wave Delivery System, LLC

Hon. Dr. David Shulkin serves on the Board. Dr. Shulkin also serves on the board of directors of Second Wave Delivery System, LLC. The Company paid Second Wave Delivery System, LLC $275,000 for services in 2022 and $250,000 in prepaid services in 2023.

Indemnification Arrangements

We have entered into indemnification agreements with each of our directors and executive officers, which provide for indemnification and advancements of certain expenses and costs if the basis of the indemnitee’s involvement in a matter was by reason of the fact that the indemnitee is or was a director, officer, employee or agent of the Company or any of its subsidiaries or was serving at the Company’s request in an official capacity for another entity, in each case to the fullest extent permitted by the laws of the State of Delaware.

Other Related Persons Transactions

Phillip Giarth, the son of Beatriz Assapimonwait, who has served as a Director of the Company since 2021, is employed by CareMax as Vice President of Value-Based Care. Mr. Giarth’s compensation was $301,000 and $226,000 for 2022 and 2021, respectively, including base salary, bonus, grant date fair value of RSU awards and 401(k) match amounts. CareMax also provides his health and other benefits customarily provided to similarly situated employees.

Related Party Transactions Policy

The Board adopted a written related party transactions policy following the closing of the Business Combination. The policy provides that officers, directors (or nominees to become a director), holders of more than 5% of any class of the Company’s voting securities, and any member of the immediate family of, person sharing the household of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with the Company (including any subsidiary or entity in which the Company or any subsidiary has a 50% or greater interest, or voting power or profits) without the prior consent of the audit committee, or other independent members of the Board in the event it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for the Company to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the general counsel of the Company for review and, if the general counsel determines that the proposed transaction is a related person transaction and is material to the Company, they will submit the proposed transaction to the audit committee for their consideration and approval. In approving or rejecting the proposed transactions, the audit committee will take into account all of the relevant facts and circumstances available.

2023 PROXY STATEMENT

PROPOSAL NO. 1 - ELECTION OF CLASS II DIRECTORS

There are four directors in class II with terms of office expiring at the Annual Meeting. Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, Beatriz Assapimonwait, Dr. Ralph de la Torre, Jose R. Rodriguez and the Honorable Dr. David J. Shulkin, as nominees for election as directors at the Annual Meeting. Each of the nominees possesses the qualifications, qualities, skills, and other expertise necessary to serve on our Board. If elected at the Annual Meeting, each of these nominees would serve until the 2026 annual meeting of stockholders or until their successor has been duly elected and qualified, or, if sooner, until their earlier death, resignation, retirement, disqualification, or removal. All of the director nominees are currently directors of CareMax. For additional information regarding these nominees, please see the “Management and Corporate Governance” section above. Each person nominated for election has agreed to serve if elected, and CareMax’s management has no reason to believe that any nominee will be unable to serve.

Vote Required for Approval

Each director is elected by a plurality of the votes of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the three nominees who receive the largest number of votes cast “For” such nominees are elected as directors. You may vote “For” or “Withhold” authority to vote for each of the nominees of the Board. Any shares voted “Withhold” and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the outcome of the election. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS, UPON RECOMMENDATION OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE, RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as our Company’s independent registered public accounting firm for the year ending December 31, 2023. PwC has served as our independent registered public accounting firm since 2022. Representatives of PwC are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives of PwC will be available to respond to appropriate shareholder inquiries at the Annual Meeting.

Shareholder ratification of the selection of PwC as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or otherwise. The selection of PwC is accordingly submitted for ratification of stockholders as a matter of good corporate practice. If the stockholders fail to ratify this selection, our Audit Committee will re-evaluate such appointment, taking into consideration our stockholders’ vote. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of our Company and stockholders.

Change in Independent Registered Public Accounting Firm

On February 11, 2022 the Audit Committee authorized the dismissal of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm, effective following the completion of Withum’s audit of and the issuance of its report on the consolidated financial statements of the Company for the fiscal year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K for such period, and upon the filing of the Annual Report with the SEC. Withum had served as the Company’s independent registered public accounting firm for each of the fiscal years ended December 31, 2021 and 2020.

No previous audit report of Withum on the Company’s consolidated financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that Withum’s report on the consolidated financial statements of the Company’s predecessor, Deerfield Healthcare Technology Acquisitions Corp. (the “Predecessor”), as of December 31, 2020 and for May 8, 2020 (inception) through December 31, 2020 included an explanatory paragraph describing the uncertainty of the Predecessor’s ability to continue as a going concern.

During the Company’s engagement of Withum, there were no (i) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the matter in their report or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

On February 11, 2022, the Audit Committee appointed PwC to serve as the Company’s independent registered public accounting firm for the fiscal year 2022.

During the Company’s two most recent fiscal years and the subsequent interim period, neither the Company nor anyone on its behalf consulted PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by PwC to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Principal Accountant Fees and Services

PwC acted as our independent registered public accounting firm for the fiscal year ended December 31, 2022 and Withum acted as our independent registered public accounting firm for the fiscal year ended December 31, 2021.

2023 PROXY STATEMENT

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The table below sets forth the aggregate fees billed by PwC and Withum in 2022 and 2021, respectively.

	2022 (PwC)		2021 (Withum)

Audit Fees	$1,248,260	(1)	$675,845	(1)

Audit-Related Fees	94,000	(2)	—

Tax Fees	—		—

All Other Fees	2,900		—

Total	$1,345,160		$675,845

(1)

Audit fees consist of fees for services rendered and expenses billed in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, and services that were provided by the accountant in connection with statutory and regulatory filings or engagements, including services associated with registration statements, periodic reports and other documents filed with the SEC.

(2)

Audit-Related Fees represent amounts paid for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and which are not included in Audit Fees above.

Vote Required for Approval

The ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock, voting together as a single class, as of the Record Date, present in person (which would include presence at a virtual meeting) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions, broker non-votes and the failure to vote by proxy or in person (which would include presence at a virtual meeting) at the Annual Meeting will have no effect on the approval of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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OTHER MATTERS

Materials Not Incorporated by Reference

The Audit Committee Report included in this proxy statement shall not be deemed soliciting material or filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent we specifically incorporate such information by reference. In addition, this document includes website addresses, which are intended to provide inactive, textual references only. The information on these websites does not form part of this document.

Annual Report on Form 10-K

We have filed our Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov and on our web site at www.caremax.com. The Annual Report is not to be regarded as part of the proxy solicitation material.

If you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice.

2023 PROXY STATEMENT

FUTURE STOCKHOLDER PROPOSALS

For any stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Company’s Amended and Restated Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2024 annual meeting. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our Secretary at our principal executive offices no later than the close of business on December 30, 2023 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, stockholders who intend to have a proposal or director nomination considered for inclusion in our proxy materials for presentation at our 2024 annual meeting of stockholders must submit the proposal or director nomination to us in accordance with our Amended and Restated Bylaws. Our Amended and Restated Bylaws provide notice procedures for stockholders to propose business (other than director nominations) to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date such meeting is first made. Thus, for our 2024 annual meeting of stockholders, notice of a proposal must be delivered to our Secretary no later than March 14, 2024, and no earlier than February 13, 2024, unless we change the date of our 2024 annual meeting by more than 30 days before or 60 days after such anniversary date. The Chairperson of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Further, our Amended and Restated Bylaws, provide notice procedures for stockholders to nominate a person as a director to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting was first made. Thus, for our 2024 annual meeting of stockholders, notice of a nomination must be delivered to our Secretary no later than March 14, 2024 and no earlier than February 13, 2024, unless we change the date for our 2024 annual meeting by more than 30 days before or 60 days after such anniversary date. The Chairperson of the Board may refuse to acknowledge the introduction of any stockholder nomination not made in compliance with the foregoing procedures.

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HOUSEHOLDING INFORMATION

Pursuant to the rules of the SEC, CareMax and servicers that CareMax employs to deliver communications to CareMax stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, CareMax will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that CareMax deliver single copies of the proxy statement in the future. Stockholders of record may notify CareMax of their request by contacting Investor Relations via email at IR@caremax.com, by calling (786) 360-4768, or by writing to Investor Relations at CareMax, 1000 NW 57th Court, Suite 400, Miami, FL 33126. Beneficial holders may contact their bank, brokerage firm, or other nominee to request information about householding.

2023 PROXY STATEMENT

WHERE YOU CAN FIND MORE INFORMATION

CareMax files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read CareMax’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. We also maintain a website at http://www.caremax.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from us by requesting them in writing or by telephone at the following address:

CareMax, Inc.

Attention: Corporate Secretary

1000 NW 57th Court

Suite 400

Miami, FL 33126

(786) 360-4768

This document is a proxy statement of CareMax for the Annual Meeting of CareMax stockholders. The Company has not authorized anyone to give any information or make any representation about CareMax that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

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1000 NW 57 Court

Suite 400

Miami, FL 33126

(786) 360-4768

www.caremax.com

P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/CMAX Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONECall 1-866-523-1867 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/CMAX CareMax, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 17, 2023 TIME: Monday, June 12, 2023 8:00 AM, Eastern Time PLACE: Annual Meeting to be held live via the Internet-please visit www.proxydocs.com/CMAX for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Carlos A. de Solo, Kevin Wirges and Meredith Longsworth (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of CareMax, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

CareMax, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect, each for a term expiring at the 2026 Annual Meeting of Stockholders or until a successor has been duly elected and qualified, the following individuals to our Board of Directors: 1.01 Beatriz Assapimonwait FOR WITHHOLD FOR 1.02 Ralph de la Torre, M.D. FOR 1.03 Jose R. Rodriguez FOR 1.04 Hon. David J. Shulkin, M.D. FOR 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public FOR accounting firm for the fiscal year ending December 31, 2023 FOR AGAINST ABSTAIN Such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/CMAX Authorized Signatures-Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date